UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2006

Merrill Merchants Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maine (State or other jurisdiction of incorporation)	000-24715 (Commission File Number)	01-0471507 (IRS Employer Identification No.)

201 Main Street, Bangor, Maine 04401
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (207) 942-4800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

At the Annual Meeting of Shareholders on May 4, 2006, John R. Graham, III and Michael T. Shea, were elected to serve on our Board of Directors. Mr. Graham will serve on the Director’s Loan Committee and Mr. Shea will serve on the Audit Committee.

Item 9.01 Financial Statements and Exhibits.

(a)	Not Applicable
(b)	Not Applicable
(c)	The following exhibit is furnished as part of this report:

ExhibitNo.	Description
99.1	Press release announcing election of two new directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merrill Merchants Bancshares, Inc.

By:	/s/ Deborah A. Jordan
Chief Financial Officer

Dated: May 5, 2006